Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. Section 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned President and Sole Executive Officer of 4net Software, Inc. (the "Company"), certifies, that to his knowledge:

1) the Company's Form 10-K for the annual period ended September 30, 2013   fully complies with the requirements of Section 13(a) or 15(d) of the   Securities Exchange Act of 1934, as amended; and

2) the information contained in the Company's Form 10-K for the annual   period ended September 30, 2013 fairly presents, in all material respects,   the financial condition and results of operations of the Company.

January 9, 2014

/s/ Steven N. Bronson

Steven N. Bronson, President